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                                                                     Exhibit 1.2


                         Form of Underwriting Agreement





                                  $150,000,000

                               ENTERCOM RADIO LLC
                             ENTERCOM CAPITAL, INC.

                     __% SENIOR SUBORDINATED NOTES DUE 2014


                             UNDERWRITING AGREEMENT


                                                                 February , 2002


CREDIT SUISSE FIRST BOSTON CORPORATION
DEUTSCHE BANC ALEX. BROWN INC.
BANC OF AMERICA SECURITIES LLC
MORGAN STANLEY & CO., INCORPORATED.,
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
       Eleven Madison Avenue,
       New York, N.Y. 10010-3629

Ladies and Gentlemen:

      1. Introductory. Entercom Radio LLC, a Delaware limited liability company ("RADIO") and Entercom Capital, Inc., a Delaware corporation ("CAPITAL"), propose to issue and sell $150,000,000 principal amount ("SECURITIES") of __% Senior Subordinated Notes due 2014 (the "OFFERED SECURITIES") guaranteed (the "GUARANTEES") by the Radio's direct parent, Entercom Communications Corp. (the "PARENT GUARANTOR"), and the subsidiaries of Radio signatory hereto (collectively, the "SUBSIDIARY GUARANTORS," and together with the Parent Guarantor, the "GUARANTORS") pursuant to the terms of an indenture ("INDENTURE"), between the Issuers, the Guarantors and HSBC Bank USA, as Trustee. Radio, Capital and the Guarantors shall be referred to herein collectively as the "ISSUERS." The Issuers hereby agree with the several Underwriters named in Schedule A hereto ("UNDERWRITERS") as follows:

      2. Representations and Warranties of the Issuers. Each of the Issuers represents and warrants to, and agrees with, the several Underwriters that:

            (a) A registration statement (No. 333-82542) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (i) has been declared effective under the Securities Act of 1933, as amended ("ACT") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("INITIAL REGISTRATION STATEMENT") has been declared effective, either (i) an additional registration statement ("ADDITIONAL REGISTRATION STATEMENT")
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relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Issuers do not propose to amend the initial registration statement or if an additional registration statement has been filed and the Issuers do not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Issuers have advised the Representatives, or any of them, that they do not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Issuers have advised the Representatives, or any of them, that they propose to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Issuers have advised the Representatives, or any of them, that they propose to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT." The Initial



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Registration Statement and the Additional Registration Statement are herein referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT." The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, or any applicable prospectus supplement(s), is hereinafter referred to as the "PROSPECTUS." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

            (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act, the Trust Indenture Act of 1939 ("TRUST INDENTURE ACT") and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Issuers by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.


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            (c) Radio has been duly organized and is a validly existing limited liability company in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and Radio is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, properties, or results of operations of the Parent Guarantor and its subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT").

            (d) Parent Guarantor has been duly organized and is a validly existing corporation in good standing under the laws of the Commonwealth of Pennsylvania, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and Parent Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

            (e) Each of Capital and the Subsidiary Guarantors, has been duly incorporated or organized, as the case may be, and is validly existing and in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each of Capital and the Subsidiary Guarantors is duly qualified to do business as a foreign corporation, limited liability company or business trust, as applicable, and is in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock or other equity interests of each of Capital and the Subsidiary Guarantors, as applicable, has been duly authorized and validly issued, is fully paid and nonassessable and is owned of record and beneficially by Radio or by a subsidiary of Radio; and the capital stock or other equity interests of each subsidiary owned by Radio, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except as disclosed in the Prospectus.

            (f) The Indenture has been duly authorized and, if the Effective Time of a Registration Statement is prior to the execution and delivery of this Agreement, has been or otherwise upon such Effective Time will be duly qualified under the Trust Indenture Act with respect to the Offered Securities registered thereby; the Offered Securities have been duly authorized; and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered, such Offered Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Prospectus and the Indenture and such Offered Securities will constitute valid and legally binding obligations of each Issuer, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium


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and similar laws of general applicability relating to or affecting creditors'
rights and to general equity principles.

            (g) This Agreement has been duly authorized, executed and delivered by the Issuers.

            (h) The Guarantees have been duly authorized; and when the Guarantees are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), such Guarantees will have been duly executed by each Guarantor and will conform to the description thereof contained in the Prospectus and the Indenture and, when the Offered Securities have been authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and legally binding obligations of each Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (i) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Issuers and any person that would give rise to a valid claim against the Issuers or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

            (j) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Issuers and any person granting such person the right to require the Issuers to file a registration statement under the Act with respect to any securities of the Issuers owned or to be owned by such person or to require the Issuers to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by an Issuer under the Act.

            (k) Except as disclosed in the Prospectus, no consent, approval, authorization, or order of, or filing with, any governmental agency or body (including, without limitation, the Federal Communications Commission (the "FCC")) or any court is required to be obtained or made by the Issuers for the consummation by the Issuers of the transactions contemplated by this Agreement in connection with the offer and sale of the Offered Securities by the Issuers, except such as have been obtained and made under the Act and such as may be required under state securities laws and except that a copy of this Agreement is to be filed with the FCC within 30 days of its execution.

            (l) The execution, delivery and performance of this Agreement, and the consummation of the transactions by the Issuers herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuers or any of their properties, or any agreement or instrument to which any such Issuer is a party or by which any such Issuer is bound or to which any of the properties of any such Issuer is subject, assuming



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compliance by each holder of Offered Securities of the FCC's "equity/debt"
policies, except where the breach or violation would not have a Material Adverse Effect, or the charter or by-laws of any such Issuer, and each of Radio and Capital has full power and authority (corporate and other) to authorize, issue and sell the Offered Securities pursuant to this Agreement.

            (m) Except as disclosed in the Prospectus, the Issuers have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Issuers hold any leased real or personal property under valid and enforceable leases or subleases with no exceptions that, individually, or in the aggregate would have a Material Adverse Effect.

            (n) The Issuers possess adequate certificates, authorities or permits and hold all necessary licenses (including, without limitation, licenses issued by the FCC) issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, license, authority or permit that, if determined adversely to the Issuers, would individually or in the aggregate have a Material Adverse Effect.

            (o) Except as described in the Prospectus, no labor dispute with the employees of the Issuers or any subsidiary exists or, to the knowledge of the Issuers, is imminent that might have a Material Adverse Effect.

            (p) The Issuers own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that, if determined adversely to the Issuers, would individually or in the aggregate have a Material Adverse Effect.

            (q) The Issuers have filed all necessary federal, state, local and foreign income and franchise tax returns, except where the failure to file such returns would not have a Material Adverse Effect and the Issuers have paid all taxes shown as due thereon; and other than tax deficiencies that the Issuers are contesting in good faith and for which adequate reserves have been provided, there is no tax deficiency that has been asserted against the Issuers that would, individually or in the aggregate, have a Material Adverse Effect.

            (r) No Issuer is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the

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protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and the Issuers are not aware of any pending investigation which might reasonably be expected to lead to such a claim.

            (s) Except as disclosed in the Prospectus, there are no pending actions, suits, proceedings, inquiries or investigations before or brought by any court or governmental agency or body (including, without limitation, the FCC) against or, to the knowledge of the Issuers, affecting the Issuers or any of their respective properties that, if determined adversely to the Issuers, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Issuers to perform their obligations under this Agreement, or which are otherwise material in the context of the offer and sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Issuers' knowledge, contemplated.

            (t) The financial statements included in each Registration Statement and the Prospectus, present fairly the financial position of the Parent Guarantor and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in each Registration Statement present fairly the information required to be stated therein.

            (u) Since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties, or results of operations of the Parent Guarantor and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by any Issuer on any class of its capital stock.

            (v) The statistical and market-related data included in the Prospectus are based on or derived from sources that the Issuers believe to be accurate and reliable.

            (w) Each Issuer (i) makes and keeps accurate books and records and
(ii) maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.



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            (x) None of Radio, Capital or Parent Guarantor is or, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will be an "investment company" as defined in the Investment Company Act of 1940, as amended.

            (y) To the knowledge of the Issuers, each of Deloitte & Touche LLP and Arthur Andersen LLP, which firms have examined the consolidated financial statements as set forth in their reports included in the Prospectus, is an independent public accounting firm within the meaning of the Act and the rules and regulations thereunder.

            (z) Parent Guarantor is subject to the reporting requirements of either Section 13 or Section 15(d) of the Securities Exchange Act of 1934 and files reports with the Commission on the Electronic Data Gathering, Analysis and Retrieval (EDGAR) system.

      3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each Issuer agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Issuers, at a purchase price of ___% of the principal amount thereof plus accrued interest from the Closing Date (as hereinafter defined), the respective principal amounts of Offered Securities set forth opposite the names of the Underwriters in Schedule A hereto.

            The Issuers will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global Securities in definitive form (the "GLOBAL SECURITIES") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. Payment for the Offered Securities shall be made by the Underwriters in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") designated by the Issuers at the office of Weil, Gotshal & Manges LLP at 10:00 A.M., (New York time), on March , 2002, or at such other time not later than seven full business days thereafter as CSFBC and the Issuers determine, such time being herein referred to as the "CLOSING DATE", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities. The Global Securities will be made available for checking at the above office at least 24 hours prior to the Closing Date.

      4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

      5. Certain Agreements of the Issuers. Each of the Issuers agrees with the several Underwriters that:


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            (a) If the Effective Time of the Initial Registration Statement is
prior to the execution and delivery of this Agreement, the Issuers will file the Prospectus with the Commission pursuant to and in accordance with subparagraph
(1) (or, if applicable and if consented to by CSFBC and Deutsche Banc Alex. Brown Inc. ("DBAB"), subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of this Agreement) and (ii) the fifteenth business day after the Effective Date of the Initial Registration Statement.

The Issuers will advise CSFBC and DBAB promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Issuers will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC and DBAB.

            (b) The Issuers will advise CSFBC and DBAB promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without the consent of CSFBC and DBAB; and the Issuers will also advise CSFBC and DBAB promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

            (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Issuers will promptly notify CSFBC and DBAB of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the consent to of CSFBC and DBAB, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

            (d) As soon as practicable, but not later than the Availability Date (as defined below), the Issuers will make generally available to their securityholders an


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earnings statement of Parent Guarantor covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of an Issuer's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

            (e) The Issuers will furnish to the Representatives copies of each Registration Statement (five of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC and DBAB request. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Issuers will pay the expenses of printing and distributing to the Underwriters all such documents.

            (f) The Issuers will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC and DBAB designate and will continue such qualifications in effect so long as required for the distribution.

            (g) The Issuers agree with the several Underwriters that the Issuers will pay all expenses incident to the performance of their obligations under this Agreement, for any filing fees and other expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC and DBAB designate and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Offered Securities, for any travel expenses of the Issuers' officers and employees and any other expenses of the Issuers in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

      6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Offered Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Issuers herein, to the accuracy of the statements of officers of the Issuers made pursuant to the provisions hereof, to the performance by each Issuer of its obligations hereunder and to the following additional conditions precedent:

            (a) (i) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement


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is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Arthur Andersen LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                        (A) in their opinion the financial statements and
                  schedules examined by them and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                        (B) with respect to the audited financial statements of
                  the Parent Guarantor for the year ended December 31, 2001 only, on the basis of a reading of the latest available interim financial statements of the Parent Guarantor, inquiries of officials of the Parent Guarantor who have responsibility for financial and accounting matters and other specified procedures, nothing came to the attention of Arthur Andersen LLP that caused them to believe that:

                              (1) at the date of the latest available balance
                        sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in long-term debt of the Parent Guarantor and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                              (2) for the period from the closing date of the
                        latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net broadcast revenue, net income (loss) or in the total or per share amounts of consolidated income (loss) before extraordinary items;

                  except in all cases set forth in clauses (1) and (2) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                        (C) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Parent Guarantor and its subsidiaries subject to the internal controls of the Parent Guarantor's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                  (ii) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations.

            For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements.

            (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by the Representatives. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Issuers or the Representatives, shall be contemplated by the Commission.

            (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Issuers which, in the judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of Parent Guarantor, Radio or Capital by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of Parent Guarantor, Radio or Capital (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material adverse change in U.S. or international financial, political or economic conditions shall have occurred as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the proposed issue, sale or distribution of the Offered Securities; (iv) any suspension or limitation of trading in securities generally on The New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of Parent Guarantor, Radio or Capital on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal, New York or Pennsylvania authorities; (vi) any major disruption of settlements of securities or clearance services in the United States that would materially impair settlement and clearance with respect to the Offered Securities; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

            (d) The Representatives shall have received an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Issuers, substantially in the form attached hereto as Exhibit A.

            (e) The Representatives shall have received an opinion, dated the Closing Date, of John C. Donlevie, Esq., General Counsel to the Issuers, or such other counsel reasonably acceptable to the Underwriters, substantially in the form attached hereto as Exhibit B.

            (f) The Representatives shall have received an opinion, dated the Closing Date, of Leventhal, Senter & Lerman PLLC, in their capacity as FCC counsel for the Issuers, substantially in the form attached hereto as Exhibit C.

            (g) The Representatives shall have received from Weil, Gotshal & Manges LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the Registration Statements, the Prospectus and other related matters as the Representatives may reasonably require.

            (h) The Representatives shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of each of Radio and Capital in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Issuers in this Agreement are true and correct as though made on the Closing Date; the Issuers have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or
(b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of Parent Guarantor and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

            (i) The Representatives shall have received letters, dated the Closing Date, of Deloitte & Touche LLP and Arthur Andersen LLP which meet the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to the Closing Date for the purposes of this subsection.

            (j) The Issuers shall have obtained all requisite approvals, consents and/or waivers under the Credit Agreement, dated as of December 16, 1999, as amended, by and among the Company, as a guarantor, Radio, as borrower, the guarantors named therein, the lenders named therein, Key Corporate Capital Inc., as Administrative Agent and Co-Documentation Agent, and Bank Of America, N.A., as Syndication Agent and Co-Documentation Agent.

The Issuers will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Representatives may in their discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

      7. Indemnification and Contribution. (a) The Issuers will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Issuers by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Issuers have previously furnished such quantity of copies thereof to such Underwriter.

            (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Issuers against any losses, claims, damages or liabilities to which the Issuers may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuers by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the information contained in the seventh paragraph under the caption "Underwriting."

            (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a) or (b) above, notify an indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

            (e) The obligations of the Issuers under this Section shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Issuers, to each officer of the Issuers who has signed a Registration Statement and to each person, if any, who controls the Issuers within the meaning of the Act.

      8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on the Closing Date and the aggregate principal amount of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities that the Underwriters are obligated to purchase on the Closing Date, the Representatives may make arrangements satisfactory to the Issuers for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on the Closing Date. If any Underwriter or Underwriters so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities that the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to the Representatives and the Issuers for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Issuers, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Offered Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 8. Nothing herein will relieve a defaulting Underwriter from liability for its default.

      9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Issuers or their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Issuers or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Issuers shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 5(g) and the respective obligations of the Issuers and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (v), (vii) or
(viii) of Section 6(c), the Issuers will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

      10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Issuers, will be mailed, delivered or telegraphed and confirmed to it at 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania 19004, Attention:
John C. Donlevie, Esq.; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

      11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

      12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this

Agreement taken by the Representatives or by CSFBC will be binding upon all the Underwriters.

      13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

            The Issuers hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

            If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to Issuers one of the counterparts hereof, whereupon it will become a binding agreement between the Issuers and the several Underwriters in accordance with its terms.

                                            Very truly yours,

                                            ENTERCOM RADIO, LLC



                                            By:  _______________________________
                                                 Name:
                                                 Title:





                                            ENTERCOM CAPITAL, INC.



                                            By:  _______________________________
                                                 Name:
                                                 Title:





                                            ENTERCOM COMMUNICATIONS CORP.



                                            By:  _______________________________
                                                 Name:
                                                 Title:

                                     ENTERCOM BOSTON, LLC
                                     ENTERCOM BOSTON LICENSE, LLC
                                     ENTERCOM BUFFALO, LLC
                                     ENTERCOM BUFFALO LICENSE, LLC
                                     ENTERCOM DENVER, LLC
                                     ENTERCOM DENVER LICENSE, LLC
                                     DELAWARE EQUIPMENT HOLDINGS, LLC
                                     ENTERCOM GAINESVILLE, LLC
                                     ENTERCOM GAINESVILLE LICENSE, LLC
                                     ENTERCOM GREENSBORO, LLC
                                     ENTERCOM GREENSBORO LICENSE, LLC
                                     ENTERCOM GREENVILLE, LLC
                                     ENTERCOM GREENVILLE LICENSE, LLC
                                     ENTERCOM INTERNET HOLDING, LLC
                                     ENTERCOM KANSAS CITY, LLC
                                     ENTERCOM KANSAS CITY LICENSE, LLC
                                     ENTERCOM LONGVIEW, LLC
                                     ENTERCOM LONGVIEW LICENSE, LLC
                                     ENTERCOM MADISON, LLC
                                     ENTERCOM MADISON LICENSE, LLC
                                     ENTERCOM MEMPHIS, LLC
                                     ENTERCOM MEMPHIS LICENSE, LLC
                                     ENTERCOM MILWAUKEE, LLC
                                     ENTERCOM MILWAUKEE LICENSE, LLC
                                     ENTERCOM NEW ORLEANS, LLC
                                     ENTERCOM NEW ORLEANS LICENSE, LLC
                                     ENTERCOM NORFOLK, LLC
                                     ENTERCOM NORFOLK LICENSE, LLC
                                     ENTERCOM PORTLAND, LLC
                                     ENTERCOM PORTLAND LICENSE, LLC
                                     ENTERCOM ROCHESTER, LLC
                                     ENTERCOM ROCHESTER LICENSE, LLC
                                     ENTERCOM SACRAMENTO, LLC
                                     ENTERCOM SACRAMENTO LICENSE, LLC
                                     ENTERCOM SEATTLE, LLC
                                     ENTERCOM SEATTLE LICENSE, LLC
                                     ENTERCOM WICHITA, LLC
                                     ENTERCOM WICHITA LICENSE, LLC
                                     ENTERCOM WILKES-BARRE SCRANTON, LLC



                                     By:  _______________________________
                                          Name:
                                          Title:


                                       S-

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
DEUTSCHE BANC ALEX. BROWN INC.
BANC OF AMERICA SECURITIES LLC
MORGAN STANLEY & CO. INCORPORATED
   Acting on behalf of themselves and as
   the Representatives of the several
   Underwriters

By:  CREDIT SUISSE FIRST BOSTON CORPORATION


By: ______________________________________________
    Title:


                                       S-

                                   SCHEDULE A



                     UNDERWRITER                                               PRINCIPAL AMOUNT OF OFFERED
                     -----------                                                       SECURITIES
Credit Suisse First Boston Corporation..................................      $
Deutsche Banc Alex. Brown Inc...........................................
Banc of America Securities LLC..........................................
Morgan Stanley & Co. Incorporated.......................................



                                                                                --------------------------

                                  Total...................................    $
                                                                                ==========================

                                    EXHIBIT A

                           Opinion of Latham & Watkins

                                    EXHIBIT B

                            Opinion of John Donlevie

                                    EXHIBIT C

                   Opinion of Leventhal, Senter & Lerman PLLC



                                       B-3